Exhibit 10.4


                               SECURITY AGREEMENT


         This Security Agreement (this "Agreement") is dated as of January 1, 2006 and entered into by and between Hughes Communications, Inc., a Delaware corporation (the "Grantor"), and Apollo Investment Fund IV, L.P., as Collateral Agent for and representative of (in such capacity herein called the "Secured Party") the Noteholders (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. On the Closing Date, pursuant to the Note Purchase Agreement dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Grantor and the Initial Noteholders, the Initial Noteholders shall, subject to the terms and conditions set forth in the Note Purchase Agreement, purchase the Notes in an aggregate original principal amount of $100,000,000.

         B. It is intended that the Grantor will consummate a sale of shares of its Common Stock to its stockholders pursuant to a rights offering generating aggregate net proceeds sufficient to repay the Notes.

         NOW THEREFORE, the parties to this Agreement hereby agree as set forth below.

SECTION 1. Grant of Security.

         The Grantor hereby assigns to the Secured Party and its successors and assigns, for the ratable benefit of the Noteholders, and hereby grants to the Secured Party and its successors and assigns, for the ratable benefit of the Noteholders a security interest in, all of the Grantor's right, title and interest, whether now existing or hereafter arising, in any and all rights to payment for the purchase of any shares of Common Stock sold by Grantor to any stockholder of Grantor pursuant to any Rights Offering and all Proceeds of the foregoing (collectively, the "Collateral"); provided, that the Collateral shall not include Excluded Collateral.

         "Rights Offering" shall mean a sale of new shares of common stock by distributing stock purchase rights to all but not less than all of Grantor's existing stockholders.

         "Excluded Collateral" shall mean any and all rights to payment for the purchase of any shares of Common Stock sold by Grantor to any stockholder of Grantor pursuant to any Rights Offering that are to be satisfied by converting the Notes (and accrued but unpaid interest thereon) into Common Stock pursuant to Section 3.5(a) of the Note Purchase Agreement.

SECTION 2. Security for Obligations.

         This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of the Grantor. "Secured Obligations" means (a) the Obligations (including interest accruing during the pendency of any Proceeding regardless of whether allowed or allowable in such Proceeding) and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantor under or pursuant to the Note Purchase Agreement and the other Note Documents, provided, that upon consummation of the Rights Offering, the Secured Obligations shall not include the Convertible Amount. For purposes hereof, the term "Proceeding" shall mean any legal, administrative or arbitration action, suit, complaint, charge, hearing, inquiry, investigation or proceeding.

SECTION 3. Grantor Remains Liable.

         Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.

         The Grantor represents and warrants as of the date hereof as set forth below:

         (a) Ownership of Collateral. Except as expressly permitted by the Note Purchase Agreement or created herein, the Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         (b) Perfection. The security interests in the Collateral granted to the Secured Party for the ratable benefit of the Noteholders hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon the filing of a UCC financing statement naming the Grantor as "debtor", naming the Secured Party as "secured party" and describing the Collateral with the Secretary of State of the State of Delaware, the security interests in the Collateral granted to the Secured Party for the ratable benefit of the Noteholders will constitute perfected security interests therein prior to all other Liens (except for Liens permitted by the Note Purchase Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interests have been, or promptly after the Closing Date will be, duly made or taken.

         (c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. The Grantor's name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where the Grantor keeps its Records regarding the Collateral, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on
Schedule 3 annexed hereto.

         (d) Names. The Grantor (or predecessor by merger or otherwise of the Grantor) has not, since its incorporation, had a different name from the name of the Grantor listed on the signature pages hereof, except the names set forth on
Schedule 5 annexed hereto.

SECTION 5. Further Assurances.

         The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder with respect to any Collateral. The Grantor authorizes the filing of financing statements that describe the Collateral in a manner that is broader than described herein.

SECTION 6. Certain Covenants of Grantor.

         The Grantor shall:

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) give the Secured Party at least ten days' prior written notice of
(i) any change in the Grantor's name, identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of the Grantor;

         (c) if the Secured Party gives value to enable the Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

         (d) keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto; and

         (e) permit representatives of the Secured Party, upon reasonable prior notice and during normal business hours, to inspect and make abstracts from such Records, and the Grantor agrees to render to the Secured Party, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 7. Secured Party Appointed Attorney-in-Fact.

         The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (b) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Secured Party with respect to any of the Collateral;

         (c) to pay or discharge Taxes or Liens (other than Taxes not required to be discharged pursuant to the Note Purchase Agreement and Liens permitted under this Agreement or the Note Purchase Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of the Grantor to the Secured Party, due and payable immediately without demand; and

         (d) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party was the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantor's expense, at any time or from time to time, all acts and things that the Secured Party deem necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

SECTION 8. Secured Party May Perform.

         If the Grantor fails to perform any agreement contained herein, and such failure shall continue for a period exceeding five Business Days, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 12(b) hereof.

SECTION 9. Standard of Care.

         The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

SECTION 10. Remedies.

         (a) Generally. If any Event of Default shall have occurred and be continuing, the Secured Party may, subject to Section 14 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended, in the State of New York (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party or any Noteholder may be the purchaser of any or all of the Collateral at any such public or, to the extent permitted under the UCC, private sale and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any Law now existing or hereafter enacted. The Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and do not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. The Grantor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Secured Parties, that the Secured Party has no adequate remedy at Law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

SECTION 11. Application of Proceeds.

         Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

         FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party's agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Grantor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder;

         SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Note Purchase Agreement, as provided in the Note Purchase Agreement; and

         THIRD: To the payment to or upon the order of the Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 12. Indemnity and Expenses.

         (a) The Grantor agrees to indemnify the Secured Party and each Noteholder from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Secured Party's or such Noteholder's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) The obligations of the Grantor in this Section 12 shall survive the termination of this Agreement and the discharge of the Grantor's other obligations under this Agreement, the Note Purchase Agreement and the other Note Documents.

SECTION 13. Continuing Security Interest; Transfer of Loans; Termination and
            Release.

         (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than claims with respect to fees or expenses or any contingent obligation to the extent no unsatisfied claim has been asserted in writing), (ii) be binding upon the Grantor and its successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), but subject to the provisions of Article IX and Section 11.3 of the Note Purchase Agreement, any Noteholder may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Noteholders herein or otherwise.

         (b) Upon the payment in full of all Secured Obligations (other than claims with respect to fees or expenses or any contingent obligation to the extent no unsatisfied claim has been asserted in writing), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Secured Party will, at Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 14. Secured Party as Agent.

         (a) The Secured Party has been appointed to act as the Collateral Agent hereunder by Noteholders. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Note Purchase Agreement; provided that the Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 10 hereof in accordance with the instructions of Requisite Noteholders.

         (b) Collateral Agent may resign at any time by giving 30 days' prior written notice thereof to Noteholders and the Grantor. Upon any such notice of resignation by Collateral Agent, Requisite Noteholders shall have the right, upon five Business Days' notice to the Grantor, to appoint a successor Collateral Agent. If no such successor shall have been so appointed by Requisite Noteholders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, the retiring Collateral Agent may, on behalf of Noteholders, appoint a successor Collateral Agent. If Collateral Agent shall notify Noteholders and the Grantor that no Person has accepted such appointment as successor Collateral Agent, such resignation shall nonetheless become effective in accordance with Collateral Agent's notice and (i) the retiring Collateral Agent shall be discharged from its duties and obligations under the Note Documents, except that any Collateral held by Collateral Agent will continue to be held by it until a Person shall have accepted the appointment of successor Collateral Agent, and (ii) all payments, communications and determinations provided to be made by, to or through Collateral Agent shall instead be made by, to or through each Noteholder directly, until such time as Requisite Noteholders appoint a successor Collateral Agent in accordance with this Section 14(b). Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation hereunder as the Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.

SECTION 15. Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16. Notices.

         All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally; (b) sent by nationally-recognized overnight courier guarantying next Business Day delivery; (c) sent by first class, registered or certified mail, postage prepaid, return receipt requested; or (d) sent by telecopier, in each case to such party at its address provided in Section 11.1 of the Note Purchase Agreement. Any party hereto may from time to time by notice in writing served upon the other in accordance with this Section 16 specify a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

         Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery; (b) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier; (c) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing; or (d) upon receipt in the case of a telecopier transmission or the next Business Day if such day is not a Business Day.

SECTION 17. Failure or Indulgence Not Waiver; Remedies Cumulative.

         No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18. Severability.

         Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by Applicable Law.

SECTION 19. Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 20. Governing Law; Rules of Construction.

         ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL. The rules of construction set forth in Section 1.2 of the Note Purchase Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 21. Consent to Exclusively Jurisdiction and Service of Process.

         (a) THE PARTIES TO THIS AGREEMENT AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT SHALL EXCLUSIVELY LIE IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

         (b) THE GRANTOR HEREBY AGREES THAT SERVICE UPON IT BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE NOTEHOLDERS TO BRING PROCEEDINGS AGAINST THE GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 22. Waiver of Jury Trial.

         EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

SECTION 23. Counterparts.

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature to this Agreement that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Agreement.

SECTION 24. Definitions.

         Each capitalized term utilized in this Agreement that is not defined in the Note Purchase Agreement or in this Agreement, but that is defined in the UCC shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

SECTION 25. Suretyship Waivers by Grantor, etc.

         (a) The Grantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Secured Obligations. In furtherance of the foregoing (but only pursuant to the terms of the Note Purchase Agreement) and without limiting the generality thereof, the Grantor agrees as follows: (i) the Secured Party or any Noteholder may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of the Grantor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Secured Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person with respect to the Secured Obligations, (D) enforce and apply any other security now or hereafter held by or for the benefit of the Secured Party or any Noteholder in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Secured Party or Noteholders or any of them, may have against any such security, as the Secured Party may reasonably determine consistent with the Note Purchase Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (E) exercise any other rights available to the Secured Party or Noteholders or any of them, under the Note Documents, at Law or in equity; and (ii) this Agreement and the obligations of the Grantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Secured Obligations), including, without limitation, the occurrence of any of the following, whether or not the Grantor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of Law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Secured Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions of the Note Purchase Agreement, any of the other Note Documents, or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Secured Obligations, (C) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Secured Obligations, even though the Secured Party or Noteholders or any of them, might have elected to apply such payment to any part or all of the Secured Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Secured Obligations, (F) any defenses, set-offs or counterclaims which the Grantor may allege or assert against the Secured Party or any Noteholder in respect of the Secured Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Grantor as an obligor in respect of the Secured Obligations.

         (b) The Grantor hereby waives, for the benefit of Noteholders and the Secured Party: (i) any right to require the Secured Party or Noteholders as a condition of payment or performance by the Grantor, to (A) proceed against the Grantor or any other Person, (B) proceed against or exhaust any other security held from the Grantor, any guarantor of the Secured Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of the Secured Party or any Noteholder in favor of the Grantor or any other Person, or (D) pursue any other remedy in the power of the Secured Party or any Noteholder whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Grantor including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Grantor from any cause other than payment in full of the Secured Obligations; (iii) any defense based upon any Law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon the Secured Party's or any Noteholder's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of Law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of the Grantor's obligations hereunder, (B) the benefit of any statute of limitations affecting the Grantor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that the Secured Party or any Noteholder protect, secure, perfect or insure any other security interest or Lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Note Purchase Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to the Grantor and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by Law, any defenses or benefits that may be derived from or afforded by Law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.



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

         IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                        GRANTOR:
                                        --------


                                        HUGHES COMMUNICATIONS, INC.


                                        By: /s/ ROBERT C. LEWIS
                                            ------------------------------------
                                            Name:  Robert C. Lewis
                                            Title: Senior Vice President and
                                                   General Counsel

                                        SECURED PARTY:
                                        --------------


                                        APOLLO INVESTMENT FUND IV, L.P., as
                                        Collateral Agent and Secured Party


                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President